DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     During 1998, our Fund was buffeted by the wide swings in performance, volatility, and liquidity of financial securities. Listed below are some comparative total return performance measurements for the year ended December 31, 1998:

                                                            1 Year
                                                          ----------
     Lexington Convertible Securities Fund                   +2.09%*
     Unmanaged Standard & Poor's 500 Stock Price Index      +28.72%
     Unmanaged Russell 2000 Stock Index                      (2.55)%
     Unmanaged Lehman Gov./Corp. Bond Index                 + 9.47%


     Stocks, in particular, had a roller coaster year, advancing in the first few months, trading sideways for several more months, then plummeting. After bottoming out in early October, a new strong advance got underway in the final months of the year. The average stock, from peak to trough, fell 37%, the same as during the 1990 and 1987 bear markets. For the year as a whole, the market again rewarded only a handful of the largest companies, driving their valuations to historic extremes. Only 50 out of the 500 stocks in the S&P 500 accounted for 94% of the Index's gain. While mid and small capitalized companies have, over time, produced larger earnings gains than this selective group of very large companies, their stocks and convertible securities were essentially unchanged for the year, producing the largest valuation discrepancy in the last quarter century. Over time, investors value stocks on their companies' earnings, thus it is inevitable that this wide imbalance in valuation will be corrected.

     Despite our disappointment in last year's performance, we are very excited about our Fund's prospects going forward for several reasons:

     1. Our stock market composite risk forecasting model turned extremely bullish last fall for the first time since the start of the bull market in 1990. It continues bullish indicating a positive environment for stocks and convertible securities in general.

     2. Investors, sooner or later, will value a dollar of future earnings for mid and small capitalized companies at about the same ratio as they do for the very large companies, closing the valuation gap.

     3. We have and continue to emphasize convertible securities of high quality, niche growth companies with superior businesses at significant valuation discounts. These companies are leaders in high growth industries and exhibit solid and predictable earnings growth that is, on average, about three times faster than the earnings growth of the stock market overall. These are some of the best businesses in the world and their stocks and convertible securities are bargains.

     We appreciate your continued support. We always welcome the opportunity to discuss any questions you may have about your investment.


                                                Sincerely,




               /S/ RICHARD B. RUSSELL             /S/ ROBERT M. DEMICHELE
               -------------------------------    -----------------------
               Richard B. Russell                 Robert M. DeMichele
               President and Portfolio Manager    Chairman of the Board
               February, 1999                     February, 1999




--------------------------------------------------------------------------------
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     LEXINGTON CONVERTIBLE SECURITIES FUND,
           THE UNMANAGED STANDARD & POOR'S 500 STOCK PRICE INDEX AND
          THE UNMANAGED LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

[The following table represents a line graph in the printed report.]


            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 LEXINGTON CONVERTIBLE SECURITIES FUND, INC., AND
         THE UNMANAGED LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

       Year        Lexington
               Convertible   S & P 500        LBG/CBI
   =========================================================
       12/31/88     $10,000       $10,000        $10,000
       12/31/89     $10,716       $13,164        $11,423
       12/31/90     $10,353       $12,756        $12,369
       12/31/91     $15,018       $16,634        $14,363
       12/31/92     $16,944       $17,900        $15,451
       12/30/93     $18,050       $19,700        $17,156
       12/31/94     $19,491       $19,958        $16,555
       12/31/95     $21,692       $27,459        $19,740
       12/30/96     $22,752       $33,766        $20,313
       12/31/97     $25,746       $45,034        $22,293
       12/31/98     $26,285       $57,967        $24,405


                                           AVERAGE ANNUAL STANDARD TOTAL RETURNS
                                               FOR THE PERIOD ENDED 12/31/98
          ----------------------------------------------------------------------
                                                                 SINCE INCEPTION
          FUND/INDEX                            1 YEAR    5 YEAR       (1/20/88)
          ----------------------------------------------------------------------
          LEXINGTON CONVERTIBLE
          SECURITIES FUND                        2.09%     7.81%          10.15%
          ----------------------------------------------------------------------
          LEHMAN BROTHERS GOVT./
          CORPORATE BOND INDEX                   9.47%     7.30%           9.33%
          ----------------------------------------------------------------------
          S & P 500                             28.72%    24.09%          19.21%
          ----------------------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lehman Brothers Government/Corporate Bond Index. Results for the Fund, the S&P 500 and the Lehman Brothers Government/Corporate Bond Index include the reinvestment of all dividend and capital gain distributions. The Fund's inception date was 1/20/88. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------




*2.09%, 7.81% and 10.15% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


 PRINCIPAL                    VALUE
   AMOUNT                SECURITY DESCRIPTION               (NOTE 1)
===========   =========================================   ============
              CONVERTIBLE BONDS: 57.5%
              BUSINESS SERVICES: 3.9%
$500,000      Metamor Worldwide, Inc.,
              2.94%, due 08/15/2004 ...................   $ 402,500
                                                          ---------
              COMPUTER SOFTWARE & SERVICES: 13.0%
 875,000      Automatic Data Processing Services, Inc.,
              0.00%*, due 02/20/2012 ..................     906,658
 420,000      National Data Corporation,
              5.00%, due 11/01/2003 ...................     447,825
                                                          ---------
                                                          1,354,483
                                                          ---------
              LEISURE: 4.3%
 475,000      Action Performance Companies, Inc.,
              4.75%, due 01/01/2005 ...................     449,469
                                                          ---------
              PHARMACEUTICALS: 12.6%
 330,000      Chiron Corporation (Cetus),
              5.25%, due 5/21/2002 ....................     336,188
 420,000      Elan Plc, (Athena Neuroscience),
              4.74%, due 11/15/2004 ...................     493,500
 335,000      Genzyme Corporation,
              5.25%, due 06/01/2005 ...................     475,280
                                                           ---------
                                                          1,304,968
                                                           ---------
              RETAIL STORES (SPECIAL LINE): 11.5%
 450,000      Home Depot, Inc.,
              3.25%, due 10/01/2001 ...................   1,194,980
                                                           ---------
              SEMICONDUCTOR: 12.2%
 450,000      Analog Devices, Inc.,
              3.50%*, due 12/01/2000 ..................     678,937
 390,000      Level One Communications, Inc.,
              4.00%, due 09/01/2004 ...................     583,050
                                                           ---------
                                                          1,261,987
                                                           ---------
              TOTAL CONVERTIBLE BONDS
              (cost $4,231,356) .......................   5,968,387
                                                           ---------



 NUMBER OF                        VALUE
  SHARES                  SECURITY DESCRIPTION                  (NOTE 1)
==========   =============================================   ==============
             CONVERTIBLE PREFERRED STOCKS: 10.2%
             CONSUMER PRODUCTS: 3.4%
 6,700       Newell Companies ............................   $   355,100
                                                              -----------
             TELECOMMUNICATION EQUIPMENT: 6.8%
 6,500       Loral Space and Commincation, Inc. ..........       347,750
 8,000       Qualcomm, Inc. ..............................       358,000
                                                              -----------
                                                                 705,750
                                                              -----------
             TOTAL CONVERTIBLE PREFERRED STOCKS
              (cost $1,266,890)...........................     1,060,850
                                                              -----------
             COMMON STOCKS: 28.1%
             COMPUTER SOFTWARE & SERVICES: 12.8%
16,852       Sterling Commerce, Inc. .....................       758,340
21,164       Sterling Software, Inc. .....................       572,751
                                                              -----------
                                                               1,331,091
                                                              -----------
             MANUFACTURED HOUSING: 15.3%
73,237       Clayton Homes, Inc. .........................     1,011,586
37,994       Oakwood Homes Corporation ...................       577,034
                                                              -----------
                                                               1,588,620
                                                              -----------
             TOTAL COMMON STOCKS
              (cost $628,380).............................     2,919,711
                                                              -----------
             TOTAL INVESTMENTS: 95.8%
             (cost $6,126,626+) (Note 1) .................     9,948,948
             Other assets in excess of liabilities: 4.2%         436,358
                                                              -----------
             TOTAL NET ASSETS: 100.0%
             (equivalent to $15.36 per share
              on 676,173 shares outstanding) .............   $10,385,306
                                                              ===========

* Zero Coupon Bond.
+ Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.
                                        3

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998




ASSETS
Investments, at value (cost $6,126,626) (Note 1) ...................................     $ 9,948,948
Cash ...............................................................................         371,786
Receivable for shares sold .........................................................         100,000
Dividends and interest receivable ..................................................          50,408
                                                                                          -----------
    Total Assets ...................................................................      10,471,142
                                                                                          -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ...................................           8,183
Payable for shares redeemed ........................................................          20,851
Accrued expenses ...................................................................          56,802
                                                                                 -----------
    Total Liabilities ..............................................................          85,836
                                                                               -----------
NET ASSETS (equivalent to $15.36 per share on 676,173 shares outstanding) (Note 4) .     $10,385,306
                                                                                         ===========
NET ASSETS consist of:
Capital stock-authorized 1,000,000,000 shares, $.10 par value per share ............     $    67,617
Additional paid-in capital .........................................................       6,766,881
Accumulated net realized loss of investments (Notes 1 and 6) .......................        (271,514)
Unrealized appreciation of investments .............................................       3,822,322
                                                                                          -----------
    TOTAL NET ASSETS ...............................................................     $10,385,306
                                                                                         ===========

   The Notes to Financial Statements are an integral part of this statement.
                                        4

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF OPERATIONS
Year ended December 31, 1998


INVESTMENT INCOME
   Dividends ..............................   $ 52,626
   Interest ...............................    176,102
                                               --------
    Total investment income ...............                   $228,728
Expenses
   Investment advisory fee
    (Note 2) ..............................    104,455
   Printing and mailing expenses ..........     31,885
   Transfer agent and shareholder
    servicing expenses (Note 2) ...........     21,918
   Professional fees ......................     19,453
   Registration fees ......................     18,875
   Accounting expenses (Note 2) ...........     12,200
   Distribution expenses (Note 3) .........     10,739
   Directors' fees and expenses ...........      8,759
   Computer processing fees ...............      5,840
   Custodian expenses .....................      1,563
   Other expenses .........................      6,174
                                               --------
    Total expenses ........................                   241,861
                                                              --------
     Net investment loss ..................                   (13,133)


REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS (NOTE 5)
   Net realized loss on
    investments ...........................   (271,514)
   Net change in unrealized
    appreciation of
    investments ...........................    358,692
                                              --------
    Net realized and unrealized
     gain .................................                    87,178
                                                             --------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................                   $74,045
                                                             ========

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997






                                                 1998             1997
                                            --------------   -------------
Net investment income (loss) ...........    $   (13,133)     $    80,157
Net realized gain (loss) from
   security transactions ...............       (271,514)         199,193
Net change in unrealized
   appreciation of investments .........        358,692          914,284
                                             -----------      -----------
  Increase in net assets
     resulting from operations .........         74,045        1,193,634
Distributions to shareholders
   from net investment income ..........              -          (76,039)
Distributions to shareholders
   from net realized gains on
   security transactions ...............        (21,464)        (177,060)
Decrease from capital
   share transactions (Note 4) .........        (12,465)      (1,803,790)
                                              -----------      -----------
  Net increase (decrease)
     in net assets .....................         40,116         (863,255)
NET ASSETS
   Beginning of period .................     10,345,190       11,208,445
                                             -----------      -----------
 End of period (including
    undistributed net investment
     income of $0 and $1,763 in
     1998 and 1997, respectively) ......    $10,385,306      $10,345,190
                                            ===========      ===========

  The Notes to Financial Statements are an integral part of these statements.
                                        5

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Convertible Securities Fund (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is total return, which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholder's capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS As authorized by the Trustees, securities are valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal institutional-size trading units of such securities. Debt securities are valued at the mean between the current bid and asked prices. Equity securities listed on a national securities exchange are valued at the last reported sales price; if no sales price is reported for that day the mean between the current bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other securities are valued by Fund management in good faith under the direction of the Fund's Board of Trustees.

Securities transactions are accounted for on the trade date. The Fund records interest income on the accrual basis. In computing net investment income, the Fund amortizes premiums and does not accrue discounts on convertible fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with the Fund's former advisor, Ariston Capital Management

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (continued) Corporation ("Ariston"), under which Ariston provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Ariston, LMC pays Ariston a monthly sub-advisory fee at the annual rate of 0.75% of the Fund's average daily net assets up to $7 million and 0.50% of the Fund's average daily net assets in excess of $7 million.
For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1998.
The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $23,318 which are incurred by the Fund, but paid by LMC.


3. DISTRIBUTION PLAN
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998 were $10,739 and are set forth in the statement of operations.


4. CAPITAL STOCK
Transactions in capital stock were as follows:


                                                                                   Year ended
                                                            December 31, 1998                  December 31, 1997
                                                        -------------------------------   ---------------------------------
                                                          Shares           Amount           Shares            Amount
                                                        -----------     ---------------   -------------   -----------------
Shares sold ........................................       191,038      $  2,959,165          77,731       $   1,138,145
Shares issued on reinvestment of dividends .........         1,486            19,824          16,820             247,886
                                                          --------      ------------        --------       -------------
                                                           192,524         2,978,989          94,551           1,386,031
Shares redeemed ....................................      (202,476)       (2,991,454)       (229,087)         (3,189,821)
                                                          --------      ------------        --------       -------------
Net decrease .......................................        (9,952)     $    (12,465)       (134,536)      $  (1,803,790)
                                                          ========      ============        ========       =============

5. PURCHASES AND SALES OF INVESTMENT SECURITIES
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $3,380,690 and $2,628,133, respectively.
At December 31,1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,031,991and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $209,669.

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

6. FEDERAL INCOME TAXES - CAPITAL LOSS CARRYFORWARDS
Capital loss carryforwards1 available for federal income tax purposes as of December 31,1998 are $119,731 expiring in 2006.
To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.
1Temporary book-tax differences of $151,783 are the result of deferred post-October losses.


7. TAX INFORMATION (UNAUDITED)
The following information represents the designation of the various tax benefits relating to year ended December 31, 1998:


The percentage of ordinary income dividends paid by the Fund derived from agency and direct obligations of the United States government were as follows:

           U.S. Treasury...................................... 20.60%
           Federal National Mortgage Association............... 0.91

The Fund designates $1,834, whether taken in shares or in cash, as 20% long-term capital gain distributions.


The percentage of investment company taxable income eligible for the dividend received deduction available to certain corporate shareholders with respect to the year ended December 31, 1998, is 13.6%.

LEXINGTON CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:



                                                                     Year Ended December 31,
                                                -------------------------------------------------------------------
                                                     1998          1997          1996          1995          1994
                                                -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period ...........   $ 15.08       $ 13.66       $  13.66      $  11.84      $  14.10
                                                   -------       -------       --------      --------      --------

Income from investment operations:
 Net investment income (loss) ..................         -          0.11           0.11          0.15          0.08
 Net realized and unrealized gain on
   investments .................................      0.31          1.68           0.55          2.04          0.10
                                                   -------       -------       --------      --------      --------
Total income from investment operations ........      0.31          1.79           0.66          2.19          0.18
                                                   -------       -------       --------      --------      --------

Less distributions: ............................
 Distributions from net investment income ......         -          (0.11)        (0.11)        (0.15)        (0.07)
 Distributions in excess of net investment
   income (temporary book-tax difference) ......         -              -              -            -         (0.05)
 Distributions from net realized gains .........     (0.03)         (0.26)        (0.55)        (0.22)        (2.32)
                                                   -------        -------      --------      --------      --------
Total distributions ............................     (0.03)         (0.37)        (0.66)        (0.37)        (2.44)
                                                   -------        -------      --------      --------      --------
Net asset value, end of period .................    $ 15.36       $ 15.08       $  13.66     $  13.66      $  11.84
                                                    =======       =======       ========     ========      ========
Total return ...................................      2.09%         13.16%          4.89%       18.63%         1.30%

Ratio to average net assets:
 Expenses, before reimbursement or waivers......      2.32%          2.38%          2.39%        2.52%         2.81%
 Expenses, net of reimbursement or waivers .....      2.32%          2.38%          2.39%        2.52%         2.75%
 Net investment income (loss), before
   reimbursement or waivers ....................     (0.13)%         0.79%          0.77%        1.24%         0.50%
 Net investment income (loss) ..................     (0.13)%         0.79%          0.77%        1.24%         0.56%
Portfolio turnover rate ........................     27.79%         30.47%         18.45%       11.23%        38.14%
Net assets, end of period (000's omitted) ......    $10,385        $10,345       $ 11,208     $ 11,641      $  8,117



   The Notes to Financial Statements are an integral part of this statement.
                                        9

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Convertible Securities Fund:


     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Convertible Securities Fund as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Convertible Securities Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years the five-year period then ended in conformity with generally accepted accounting principles.





                                                              KPMGLLP


New York, New York
February 19, 1999

LEXINGTON
INVESTOR SERVICES
--------------------------------------
AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.


NO LOAD - The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.
                                     --------
FREE TELEPHONE EXCHANGE - Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.
                                    --------
CHECK WRITING PRIVILEGES - Lexington Money Market Trust permits investors immediate access to their funds with check writing for withdrawals from their account.
                                    --------
TAX SHELTERED PLANS - IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.
                                    --------
CUSTODIAL ACCOUNTS FOR MINORS - Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.
                                    --------
SYSTEMATIC WITHDRAWAL PLAN - An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.
                                    --------
COMPLETE RECORD KEEPING - A statement is provided for every transaction in addition to a year-end statement with tax information.

The Lexington Group of
No Load Investment Companies

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.-Seeks   long-term   growth   of
capital   primarily   through  investment  in  equity  securities  of  companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.-Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.-Seeks    long-term    capital
appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON   RAMIREZ  GLOBAL  INCOME  FUND-Seeks  high  current  income.  Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.-Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP FUND, INC. - Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND - Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
CONVERTIBLE SECURITIES FUND


INVESTMENT ADVISER
-------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


SUB-ADVISER
-------------------------------------------------------------------
LEXINGTON CAPITAL MANAGEMENT CORPORATION
40 Lake Bellevue Drive--Suite 220
Bellevue, Washington 98005


DISTRIBUTOR
-------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




           ALL SHAREHOLDER REQUESTS FOR SERVICES OF
            ANY KIND SHOULD BE SENT TO:


            TRANSFER AGENT
          -----------------------------------------------
            STATE STREET BANK AND
            TRUST COMPANY
            c/o National Financial Data Services
            1004 Baltimore
            Kansas City, MIssouri 64105


            OR CALL TOLL FREE:
            SERVICE AND SALES: 1-800-526-0056
            24 HOUR ACCOUNT INFORMATION:
            1-800-526-0052
-------------------------------------------------------------------
(800) 526-0052


                                   "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                 Price/Yield o Account Balances  o Exchanges o
            Last Transactions o Total Return  o Duplicate Statements
-------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Convertible Securities Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

                                     [LOGO]





================================================================================
                                    LEXINGTON
================================================================================




                                   [GRAPHIC]

================================================================================
                                    LEXINGTON
                                    CONVERTIBLE
                                   SECURITIES
                                      FUND
                            ---------- o ----------
                              The Fund's investment
                           objective is total return,
                           which it seeks to achieve
                          by providing current income,
                            capital appreciation and
                            conservation of capital.
                            ---------- o ----------
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                               The Lexington Group
                                   of No Load
                              Investment Companies

================================================================================